                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          Acacia Research Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                     ACACIA
                                    RESEARCH
                                  CORPORATION





                                                                  April 15, 2002



Dear Stockholder:

         You are cordially invited to attend Acacia Research Corporation's Annual Meeting of Stockholders to be held on Tuesday, May 14, 2002. The meeting will be held at the Four Seasons Hotel Newport Beach, located at 690 Newport Center Drive in Newport Beach, California, beginning at 9:00 a.m. local time. The formal meeting notice and Proxy Statement are attached.

         At this year's meeting, stockholders are being asked to re-elect two directors to serve on the Company's Board of Directors, approve an amendment to the Company's 1996 Stock Option Plan, ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2002, and transact such other business as may properly come before the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the Annual Meeting.

         We look forward to seeing you on May 14.



                                            Sincerely,



                                            /S/ Paul R. Ryan
                                            ------------------------------------
                                            Paul R. Ryan
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2002




TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acacia Research Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 14, 2002 at 9:00 a.m. at the Four Seasons Hotel Newport Beach, located at 690 Newport Center Drive, Newport Beach, California, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect two directors to serve on the Company's Board of Directors until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         2. To ratify an amendment to the Company's 1996 Stock Option Plan to increase the number of shares available for issuance under the plan by 1,000,000 shares.

         3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002.

         4. To transact such other business as may properly come before the meeting or at any postponements or adjournments thereof.

         Only stockholders of record at the close of business on March 29, 2002 are entitled to receive notice of and to vote at the Annual Meeting or at any postponements or adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                          Sincerely,



                                          /S/ Robert A. Berman
                                          ---------------------------------
                                          Robert A. Berman
                                          SENIOR VICE PRESIDENT OF BUSINESS
                                          DEVELOPMENT, GENERAL COUNSEL AND
                                          SECRETARY

Newport Beach, California
April 15, 2002




YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

                         -------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2002

                         -------------------------------

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a Delaware corporation ("Acacia" or the "Company"), for use at Acacia's annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 14, 2002 at 9:00 a.m., or at any postponements or adjournments thereof. The Annual Meeting will be held at the Four Seasons Hotel Newport Beach, located at 690 Newport Center Drive, Newport Beach, California. These proxy solicitation materials were mailed on or about April 15, 2002 to all stockholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS

         Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.       WHAT MAY I VOTE ON AT THE ANNUAL MEETING?

         At the Annual Meeting, stockholders will consider and vote upon the following matters: (1) the re-election of two directors to serve on the Company's Board of Directors until the 2005 Annual Meeting of Stockholders; (2) the approval of an amendment to the Company's 1996 Stock Option Plan to increase the number of shares available for issuance under the plan by 1,000,000 shares;
(3) the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002; and (4) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.       HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

         The Board of Directors recommends a vote FOR each proposal.

3.       HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Annual Meeting.

4.       CAN I REVOKE MY PROXY?

         You have the right to revoke your proxy at any time before the Annual Meeting by: (1) notifying the Secretary of the Company in writing; (2) voting in person; or (3) returning a later-dated proxy card.

5.       WHO WILL COUNT THE VOTE?

         U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.       WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

8.       WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

         Stockholders as of the close of business on March 29, 2002 are entitled to notice of and to vote at the Annual Meeting.

9.       HOW MANY VOTES MAY BE CAST?

         As of the March 29, 2002, 19,629,376 shares of common stock, the only outstanding voting securities of the Company, were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held. All share numbers and prices reported in this Proxy Statement reflect the two-for-one stock split of our common stock effective June 12, 1998 and the one-for-ten stock dividend of our common stock effective December 5, 2001.

10.      WHAT IS A "QUORUM" AT THE ANNUAL MEETING?

         A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.      WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will be elected directors of the Company. To ratify the amendment to the Company's 1996 Stock Option Plan and the appointment of the independent accountants, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposal.

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.      WHAT HAPPENS IF I ABSTAIN?

         Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the outstanding shares entitled to vote or a majority of the shares present, an abstention is equivalent to a "no" vote.

13.      HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although the Company does not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Paul R. Ryan and Robert A. Berman, to vote on such matters at their discretion.

14.      WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

         For information regarding holders of more than 5% of the Company's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management."

15.      WHO WILL BEAR THE COST OF THIS SOLICITATION?

         The Company will bear the entire cost of the solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of the Company without additional compensation.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

GENERAL

         The number of directors of the Company is fixed at six. The Company's Board of Directors is divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of the Company's stockholders.

         The Board has nominated Thomas B. Akin and Edward W. Frykman for re-election at the Annual Meeting to a term of office expiring in 2005. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If either nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board of Directors.

         The following table sets forth information as to the persons who serve as our directors.

                                          DIRECTOR
NAME                            AGE        SINCE        POSITIONS WITH THE COMPANY
---------------------------   --------   -----------    ----------------------------------------
Paul R. Ryan                    56          1995        Chairman and Chief Executive Officer
Robert L. Harris, II            43          2000        President and Director
Thomas B. Akin*                 49          1998        Director
Fred A. de Boom*                66          1995        Director
Edward W. Frykman*              65          1996        Director
G. Louis Graziadio, III         52          2002        Director

-----------------
* MEMBER OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE


         Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

                  INFORMATION REGARDING THE NOMINEES (CLASS II)

         THOMAS B. AKIN has served as a director since May 1998. Mr. Akin has been the Managing General Partner of four private investment funds (Talkot Partners I, Talkot Partners II, LLC, Talkot Crossover Fund, L.P., and Talkot Capital) since 1996. Mr. Akin previously served in a variety of capacities for Merrill Lynch and Co., including Managing Director of Western Regional Sales from 1986 to 1994. Mr. Akin holds a B.A. from the University of California at Santa Cruz and attended the University of California at Los Angeles Graduate School of Business.

         EDWARD W. FRYKMAN has served as a director since April 1996. Mr. Frykman has been an Account Executive with Crowell, Weedon & Co. since 1992. Previously, Mr. Frykman served as Senior Vice President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton where he served as the Manager of the Los Angeles Regional Retail Office.

                 DIRECTORS WITH TERMS EXPIRING 2003 (CLASS III)

         PAUL R. RYAN has served as a director since August 1995, as Chief Executive Officer since January 1997 and as Chairman since April 2000. He also served as President of the Company from January 1997 until July 2000. Prior to being named Chief Executive Officer, he was Executive Vice President and Chief Investment Officer of the Company from 1996 through 1997 and Vice President, Capital Management, of the Company from 1995 through 1996. He was formerly co-founder and general partner of the American Health Care Fund, L.P., held positions with Young & Rubicam, Ogilvy & Mather, and Merrill Lynch and was a private venture capital investor. Mr. Ryan holds a B.S. from Cornell University and attended the New York University Graduate School of Business.

         G. LOUIS GRAZIADIO, III has been a director since February 2002. Since 1990, Mr. Graziadio has held the positions of Chairman and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a California company engaged in a wide range of investment activities and business ventures. He also serves as a director of Graziadio Development Company, California Rice Bran Co., Inc., Beachcliff Real Estate, Inc., Boss Holdings, Inc. and Boss Manufacturing, Co.

                 DIRECTORS WITH TERMS EXPIRING IN 2004 (CLASS I)

         ROBERT L. HARRIS, II has served as a director since April 2000 and as President since July 2000. Mr. Harris was previously the President and Director of Entertainment Properties Trust from 1997 to July 2000. Mr. Harris founded Entertainment Properties Trust, which is a publicly-traded company that purchases real estate from major entertainment companies. Mr. Harris led the International Division and served as Senior Vice President of AMC Entertainment from 1993 to 1997, and served as President of Carlton Browne and Company, Inc., a holding company and trust with assets in real estate, insurance and financial services, from 1984 to 1992. He also serves on the Board of Directors of the George L. Graziadio School of Business and Management at Pepperdine University.

         FRED A. DE BOOM has served as a director since February 1995. Mr. de Boom has been a principal in Sonfad Associates since June 1993. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he was employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. de Boom received his B.A. degree from Michigan State University and his M.B.A. degree from the University of Southern California.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of eight (8) meetings during the fiscal year ended December 31, 2001. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee.

         AUDIT COMMITTEE. The Audit Committee currently consists of Fred A. de Boom, Thomas B. Akin and Edward W. Frykman. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Company's Audit Committee held four (4) meetings during the fiscal year ended December 31, 2001. The Audit Committee is also responsible for maintaining communication between the Board of Directors and the Company's independent accountants.

         COMPENSATION COMMITTEE. The Compensation Committee, which currently consists of Thomas B. Akin, Fred A. de Boom and Edward W. Frykman, is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 1996 Stock Option Plan. The Compensation Committee held eight
(8) meetings during the fiscal year ended December 31, 2001.

DIRECTOR COMPENSATION

         Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. Non-employee directors receive a nondiscretionary grant of options to purchase 22,000 shares of the Company's common stock upon initially joining the Board of Directors and subsequent non-discretionary annual grants of options to purchase 13,200 shares of the Company's common stock while serving as Board members, all such grants at an exercise price equal to the market price on the date of grant. In addition, non-employee directors receive compensation in the amount of $1,000 for each meeting of the Board of Directors attended in person, $1,000 for each meeting attended by telephone if the meeting is longer than one hour in length, and $500 for each meeting attended by telephone if the meeting is one hour or less in length. Non-employee directors receive the same compensation for each Board committee meeting attended that does not immediately proceed or follow a Board of Directors meeting. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and Board committees and the performance of Board duties.

CERTAIN RELATIONSHIPS

         There is no family relationship among any directors or executive officers of the Company.

REQUIRED VOTE

         To elect directors, the nominees for director who receive the most votes will become directors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE TWO NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 PROPOSAL NO. 2:

               APPROVAL OF AMENDMENT TO THE 1996 STOCK OPTION PLAN

         The stockholders are being asked to approve an amendment to the 1996 Stock Option Plan (as previously amended and as modified by the amendment for which approval is sought under this Proposal, the "1996 Plan"). The purpose of the amendment is to increase the number of shares of common stock reserved for issuance under the 1996 Plan by 1,000,000 shares. The Board of Directors adopted the amendment on April 9, 2002, subject to stockholder approval at the Annual Meeting.

         The proposed increase in the share reserve under the 1996 Plan will ensure that a sufficient number of shares of common stock remain available for issuance under the 1996 Plan to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to the Company's long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants to attract and retain key employees and other personnel and believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

         The benefits to be received in 2002 as a result of the amendment by the current executive officers, the current directors who are not officers, and all employees of the Company are not determinable. This is because all grants under the Key Employee Program are discretionary and there is sufficient existing capacity in the Non-Employee Director Program that approval of the amendment for which approval is sought under this Proposal will have no near-term impact on the directors' grants.

         The following summary addresses the general provisions of the 1996 Plan. The specific terms and conditions of individual options are governed by the provisions of the 1996 Plan and each participant's award agreement. Capitalized terms not otherwise defined herein have the same meaning as set forth in the 1996 Plan, a copy of which is attached as Appendix A.

EQUITY INCENTIVE PROGRAMS

         The 1996 Plan consists of two separate equity incentive programs: the Key Employee Program and the Non-Employee Director Program. The principle features of each of these programs are described below. The Compensation Committee of the Board of Directors has the exclusive authority to administer the Key Employee Program with respect to option grants to all eligible persons.

         The term "Committee," as used in this summary, means the Compensation Committee, to the extent such entity is acting within the scope of its administrative jurisdiction under the 1996 Plan. However, the Committee will not exercise any administrative discretion under the Non-Employee Director Program. All grants under that program will be made in strict compliance with the express provisions of the program.

SHARE RESERVE

         A maximum of 5,400,000 shares of common stock are reserved for issuance upon the exercise of options under the 1996 Plan (subject to customary adjustments for recapitalizations and similar events described below). The foregoing share reserve includes the additional increase of 1,000,000 shares of common stock for which stockholder approval is being sought under this Proposal. In addition, the 1996 Plan amendment increases the maximum number of shares of common stock that may be issued pursuant to options qualified as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), for a proposed new maximum limit of 5,180,000 shares.

         As of March 29, 2002, 3,542,736 shares were subject to outstanding but unexercised options under the 1996 Plan and 472,698 shares had been issued pursuant to the exercise of stock options granted thereunder. A total of 384,566 shares remained available for additional grants on that date (plus any shares which may become available because outstanding options expire, are canceled, or otherwise terminate before being exercised).

         The maximum number of shares of common stock that are issuable under options that during any calendar year are granted to any eligible person participating in the Key Employee Program may not exceed 440,000, subject to certain adjustments in accordance with the 1996 Plan.

         Shares relating to options granted under the 1996 Plan that expire or for any reason are canceled or terminated, fail to vest, or for any other reason are not deliverable, will again, except to the extent prohibited by law or the terms of the 1996 Plan, be available for subsequent option grants.

ELIGIBILITY

         Persons entitled to receive awards under the Key Employee Program include officers and key employees (including any executive, administrative, managerial, production, marketing or sales employee) of the Company and its subsidiaries, as well as any non-employee director, and certain other consultants, agents, or advisors who render services to the Company and its subsidiaries. There are presently approximately 113 eligible employees of the Company and its subsidiaries who may participate in the Key Employee Program, including all of the Company's executive officers and all of its non-employee directors.

         The Non-Employee Director Program provides for automatic grants to members of the Board of Directors who are not officers or employees of the Company or its subsidiaries. Four persons are currently eligible for the Non-Employee Director Program.

KEY EMPLOYEE PROGRAM

         The Committee has complete discretion to determine and designate those eligible persons who are to be granted options under the Key Employee Program, the number of shares to be subject to such options and the terms and conditions of the options granted, subject to the provisions of the 1996 Plan and applicable law.

         The Committee may in its discretion grant one or more incentive stock options and/or nonqualified stock options to any eligible person. The Committee will determine the purchase price per share for each option, provided that the purchase price per share for an incentive stock option must be at least equal to the fair market value of the common stock on the award date, or 110% of the fair market value for an incentive stock option granted to any person who at the time such option is granted actually or constructively owns shares of common stock representing more than 10% of the total combined voting power of all classes of the stock of the Company or any subsidiary of the Company. Unless the Committee provides otherwise, no option granted under the Key Employee Program may be exercised until at least six months after the initial award date, subject to acceleration as described below.

         Options become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Generally, once exercisable, an option remains exercisable until its expiration or earlier termination. No option may be exercised more than ten years after the date it is granted or such shorter period as the Committee may determine, except that incentive stock options granted to any person who, at the time such option is granted, actually or constructively owns shares of common stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company shall not be exercisable more than five years after the initial grant of such option.

         Subject to these limitations, the Committee may extend or accelerate the exercisability of an option in any circumstances it deems appropriate; however, for circumstances related to a change in control or reorganization, only the Board of Directors may accelerate an option. Payment for the exercise of a stock option may be made (i) in cash, (ii) in shares of common stock already owned by the option holder for at least six months, (iii) partly in cash and partly in shares of such common stock, (iv) with a promissory note secured by such common stock, or (v) by delivery of a notice instructing the Company to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Company equal to the purchase price.

         The Committee may grant an option holder under the Key Employee Program, if he or she is otherwise eligible, a new or modified option in lieu of an existing option. The number of shares, exercise price, and term under the new or modified option may be greater or lesser than that under the existing option. The Committee may effect similar results by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations under the 1996 Plan or under applicable law. Certain of such changes may require the consent of the holder of the option.

         The Committee may authorize an option holder under the Key Employee Program who uses already-owned shares of common stock to pay for the exercise of options to simultaneously receive a new "reload" option. Subject to certain limitations specified in the 1996 Plan, reload options give the option holder the right to purchase the same number of shares of common stock as the option holder used to pay for the exercise of the earlier options. The exercise price of the reload option would be equal to the fair market value of a share of common stock on the date of exercise of the initial option to which the reload feature relates. The reload option would be exercisable only if (i) the option holder is an eligible person on the exercise date, (ii) the exercise occurs at least six months after its date of grant and (iii) the initial option to which the reload option relates has not expired or the Committee has extended the period in which the reload option may be exercised. The Committee may also authorize the grant of additional reload options for the number of shares of common stock used to pay for the exercise of any prior reload option. In no event, however, shall the aggregate number of additional shares authorized by reload options exceed 50% of the maximum number of shares initially deliverable on exercise of the original option.

         The Committee may provide in the option agreements or otherwise, the extent, if any, to which options will remain exercisable by an option holder or the option holder's personal representative or beneficiary after an option holder's employment by the Company terminates for any reason, and the extent, if any, to which the exercisability of options may be accelerated or extended upon termination of employment. The Committee may make distinctions based upon the cause of termination in establishing the effect of a termination of employment on the rights and benefits under an award.

         The Committee also has authority to interpret the provisions of the 1996 Plan and any related agreements; to prescribe, amend and rescind rules and regulations relating to the administration of the 1996 Plan; to cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate awards held by eligible persons, subject to any required consent of the holder of the option; and to accelerate or extend the exercisability or extend the term of outstanding awards, subject to limitations.

NON-EMPLOYEE DIRECTOR PROGRAM

         Only nonqualified stock options will be awarded under the Non-Employee Director Program. Under this program, each Non-Employee Director at the time of election to the Board of Directors will automatically receive a nonqualified stock option to purchase 22,000 shares of the Company's common stock. In addition, on the first business day in each calendar year during the term of the 1996 Plan, each person who is a Non-Employee Director as of such date will be granted automatically on each such date a nonqualified stock option to purchase 13,200 shares of common stock.

         The one-time options granted to each Non-Employee Director upon election to the Board are exercisable immediately. Thereafter, annual options granted under the Non-Employee Director Program become exercisable in equal quarterly installments over the twelve-month period immediately following the award date. All options under the Non-Employee Director Program expire on the tenth anniversary of the award date. Such options become immediately exercisable in full upon a change in control event, which includes the liquidation or dissolution of the Company, certain changes in ownership of more than 50% of the outstanding stock and certain mergers, asset sales and changes in Board of Directors composition. Payment for the exercise of an option may be made (i) in cash, (ii) in shares of common stock already owned by the option holder, provided that such shares have been held by the option holder for at least six months prior to the exercise date, or (iii) partly in cash and partly in shares of common stock.

         When a non-employee director's services as a member of the Board of Directors terminate for any reason, the director's options, to the extent they are exercisable on such date, shall remain exercisable for six months after the date of such termination or until the expiration of their stated term, whichever occurs first. Any option which is not exercisable on the date of termination of such services will terminate upon a termination of service of the director.

GENERAL PROVISIONS

         CHANGES IN CAPITALIZATION

         The number and type of shares available under the 1996 Plan, as well as the number and price of shares subject to outstanding options granted thereunder and other share amounts or limits under the 1996 Plan, are subject to adjustment upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the common stock, any exchange of the common stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the common stock, or a sale of substantially all of the assets of the Company as an entirety, so that the participant's proportionate interest will be maintained as it was before the occurrence of any such event. However, options granted to Non-Employee Directors shall be adjusted as described above only to the extent such adjustment is consistent with adjustments to options held by persons other than executive officers or directors of the Company.

         ACCELERATION

         Upon the occurrence of a change in control, each option granted under the 1996 Plan will immediately become exercisable, unless the Board of Directors, prior to such change in control, determines otherwise. A change in control will be generally deemed to occur upon: (i) stockholder approval of the dissolution or liquidation of the Company; (ii) an acquisition of the Company by merger, consolidation, or other reorganization; (iii) the sale of all or substantially all of the Company's business and/or assets; (iv) any person becoming the beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company; or (v) during any two-year period, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election or the nomination for election of each new Board member was approved by at least three-fourths of the Board members then in office who were Board members at the beginning of such period.

         TRANSFERABILITY

         The 1996 Plan provides that no options may be transferred or pledged in any manner. The Committee may, however, permit options to be exercised by certain persons or entities related to a participant for estate and/or tax planning purposes. Incentive stock options and restricted stock awards will be further subject to all applicable transfer restrictions under the Code. Only the participant, subject to the above exceptions, may exercise an option during the participant's lifetime.

         AMENDMENT AND TERMINATION

         The Board of Directors may amend the 1996 Plan at any time, but no amendment may, without the approval of the stockholders, (i) materially increase the benefits accruing to participants under the 1996 Plan, (ii) increase the aggregate number of shares which may be issued under the 1996 Plan, (iii) modify the requirements of eligibility for participation, or (iv) extend the term of the 1996 Plan beyond April 15, 2006. The authority to grant new options under the 1996 Plan will terminate on April 15, 2006, unless the 1996 Plan is terminated prior to that time by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax consequences of the 1996 Plan under current United States federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1996 Plan. State and local consequences are beyond the scope of this summary.

         NONQUALIFIED STOCK OPTIONS

         In general, no taxable income will be recognized by the recipient upon the grant of a nonqualified stock option under the 1996 Plan. Upon the exercise of a nonqualified stock option, the option holder will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the option exercise price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of the common stock, the option holder will recognize short-term or long-term capital gain or loss, depending on how long the common stock is held. The Company will not be entitled to any further deduction at that time.

         INCENTIVE STOCK OPTIONS

         The recipient of an incentive stock option under the 1996 Plan will not recognize taxable income either on the date of grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, under proposed regulations issued by the Internal Revenue Service in 2001, FICA tax withholding will be required upon the exercise of an incentive stock option on or after January 1, 2003. The proposed regulations will not become effective unless and until they are published as final regulations. If common stock acquired pursuant to an incentive stock option is sold or otherwise disposed of more than two years after the date of grant of the option and more than one year after the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the option holder will recognize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price or, if less, subject to certain exceptions, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or any net loss will be treated as a short-or long-term capital gain or loss, depending upon how long the common stock is held. The Company is not entitled to a tax deduction upon either the grant or exercise of an incentive option or upon disposition of the common stock acquired pursuant to such exercise, except to the extent that the option holder recognizes ordinary income in a Disqualifying Disposition.

         ACCELERATED PAYMENTS

         If, as a result of certain changes in control of the Company, an option holder's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds 300% of the option holder's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such option holder's average annual taxable compensation for the preceding five calendar years will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

         SECTION 162(m) LIMITS ON DEDUCTIBILITY

         Section 162(m) of the Code limits the amount which may be deducted by the Company with respect to compensation paid to the Chief Executive Officer and the four other most highly compensated executives to $1 million per tax year for each individual, unless such excess compensation is "performance-based" or is otherwise exempt from Section 162(m). The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the 1996 Plan. Stock options that may be granted under the 1996 Plan (other than any nonqualified stock options granted at below market value exercise prices) are intended to qualify for the exemption for performance-based compensation under Section 162(m).

         For information on options granted to directors and executive officers of the Company, see "Director Compensation" above and "Executive Officer Compensation" below.

REQUIRED VOTE

         The favorable vote of a majority of votes cast regarding the proposal is required to approve the amendment to the Company's 1996 Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.



                                 PROPOSAL NO. 3:

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP, the Company's independent accountants for the year ended December 31, 2001, was recommended by the Audit Committee, whose selection was approved by the Board of Directors, to act in such capacity for the fiscal year ending December 31, 2002, subject to ratification by the stockholders.

         PricewaterhouseCoopers LLP has served as the principal independent accountants for the Company since April 1997. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers LLP as independent accountants for the Company.

         If the stockholders of the Company do not ratify the selection of PricewaterhouseCoopers LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the Company's employment of PricewaterhouseCoopers LLP should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

REQUIRED VOTE

         The favorable vote of a majority of votes cast regarding the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of March 29, 2002 by (i) all persons known to the Company to beneficially own five percent (5%) or more of the Company's common stock, (ii) each director of the Company, (iii) the executive officers named in the "Summary Compensation Table" of the "Executive Compensation and Other Information" section of this Proxy Statement, and (iv) all current directors and executive officers as a group.

                                            AMOUNT AND NATURE OF      PERCENT
BENEFICIAL OWNER(1)                         BENEFICIAL OWNERSHIP     OF CLASS(2)
---------------------------------------     --------------------     -----------
Paul R. Ryan                                      751,222(3)            3.8%
Thomas B. Akin                                    129,439(4)             *
Fred A. de Boom                                    49,600(5)             *
Edward W. Frykman                                  58,190(6)             *
Robert L. Harris, II                              320,841(7)            1.6%
G. Louis Graziadio, III                            22,000(8)             *
Amit Kumar, Ph.D.                                 177,293(9)             *
All Directors and Executive Officers
  as a Group (eight persons)                   1,530,585(10)           7.4%

------------------
*   Less than one percent

(1) The address for each person is the Company's principal offices, Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660.

(2) The percentage of shares beneficially owned is based on 19,629,376 shares outstanding as of March 29, 2002. Beneficial ownership is determined under rules and regulations of the Securities and Exchange Commission ("SEC"). Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after March 29, 2002 are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the Company believes that such persons have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them.

(3) Includes 363,005 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

(4) Includes 68,200 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002, and 61,239 shares held by Talkot Crossover Fund, L.E, of which Mr. Akin serves as managing general partner.

(5) Includes 26,400 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

(6) Includes 44,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

(7) Includes 320,841 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

(8) Includes 22,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

(9) Includes 176,193 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

(10) Includes 1,042,639 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 29, 2002.

              EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company as of the date hereof.


NAME                          AGE        POSITIONS WITH THE COMPANY
--------------------------   ------    -----------------------------------------------------
Paul R. Ryan                  56        Chairman and Chief Executive Officer
Robert L. Harris, II          43        President
Clayton J. Haynes             32        Chief Financial Officer, Treasurer and Senior Vice
                                        President, Finance
Amit Kumar, Ph.D              37        Chief Executive Officer and President of CombiMatrix
                                        Corporation

         The following is biographical information and a brief description of the capacities in which each of the executive officers has served during the past five years. Biographical information on Messrs. Ryan and Harris is set forth above under "Proposal No. 1: Election of Directors."

         CLAYTON J. HAYNES joined the Company in April 2001 as Treasurer and Senior Vice President, Finance. In November 2001, Mr. Haynes was appointed Chief Financial Officer of the Company. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Advisory Business Services practice. Mr. Haynes received a B.A. from the University of California at Los Angeles, is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

         AMIT KUMAR, PH.D. joined Acacia Research Corporation in July 2000 as Senior Vice President of Life Sciences. Dr. Kumar was appointed to the position of Chief Executive Officer and President of CombiMatrix Corporation, a majority owned subsidiary of the Company, in September 2001. From 1999 to 2000, Dr. Kumar was CEO and President of Signature Bioscience, a genomic and proteomic tool company. From 1998 to 1999, he was an Entrepreneur in Residence at Oak Investment Partners, specializing in emerging life science and biotechnology companies. Dr. Kumar held the position of Senior Manager at IDEXX Laboratories, and was Head of Research and Development at Idetek Corporation from 1995 to 1998. Dr. Kumar attended Stanford University, received his Ph.D. from the California Institute of Technology and was a Post Doctorate Fellow at Harvard University.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth information concerning compensation earned for services rendered in all capacities to the Company during the last three fiscal years for (a) the Company's Chief Executive Officer and (b) the three most highly compensated executive officers, other than the Chief Executive Officer, whose annual cash compensation exceeded $100,000 in the last fiscal year. The listed individuals are collectively referred to herein as the "Named Executive Officers."

                                     SUMMARY COMPENSATION TABLE
                                                                                         LONG-TERM
                                                        ANNUAL COMPENSATION            COMPENSATION
                                               -------------------------------------   ------------
                                                                           OTHER         SECURITIES
                                                                           ANNUAL        UNDERLYING
                                                 SALARY       BONUS     COMPENSATION       OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR        ($)         ($)          ($)            (#)(1)       COMPENSATION
---------------------------            ----      -------     -------    ------------     -----------    ------------
Paul R. Ryan                           2001      257,568      5,096          0            275,001                0
   Chairman and Chief Executive        2000      224,173          0          0            412,500                0
   Officer                             1999      104,423          0          0            102,917           40,769(2)

Robert L. Harris, II                   2001      227,280      4,615          0            275,001                0
   President(3)                        2000       91,385          0          0            440,000                0

Amit Kumar, Ph.D.                      2001      218,258          0          0            177,101                0
   Chief Executive Officer and         2000       84,135     25,000          0            220,002                0
   President of CombiMatrix(4)

------------------------
(1)    All share and option figures reflect appropriate adjustments for a one-for-ten stock dividend paid in December 2001. No stock appreciation rights were granted or outstanding during the periods covered by the table.

(2) Represents a 25% share of the management and performance fees received as general partner of company affiliated investment funds pursuant to an agreement entered into in January 1995 prior to the time Mr. Ryan became an officer of the Company. The Company terminated its management of the funds in the fourth quarter of 1999.

(3) Mr. Harris was appointed as President in July 2000. Mr. Harris also serves as a member of the Board of Directors.

(4) Dr. Kumar joined the Company in July 2000 and became an executive officer upon his appointment as Chief Executive Officer and President of CombiMatrix Corporation in September 2001.

STOCK OPTION GRANTS AND EXERCISES

         The following table sets forth information regarding stock options granted to the Named Executive Officers during 2001. No stock appreciation rights were granted to any of the Named Executive Officers during 2001.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                        -----------------------------------------------------
                                       PERCENT OF
                                         TOTAL                                  POTENTIAL REALIZABLE VALUE
                        NUMBER OF       OPTIONS                                   AT ASSUMED ANNUAL RATE
                        SECURITIES     GRANTED TO                               OF STOCK PRICE APPRECIATION
                        UNDERLYING     EMPLOYEES    EXERCISE OR                     FOR OPTION TERM(1)
                         OPTIONS       IN FISCAL       BASE       EXPIRATION   ---------------------------
NAME                    GRANTED (#)      YEAR       PRICE($/SH)      DATE          5%($)         10%($)
----                    -----------    ----------   -----------   ----------   -------------    ----------
Paul R. Ryan              275,001(2)     19.8%         5.6535       03/29/11        977,198     2,477,238
Robert L. Harris, II      275,001(3)     19.8%         5.6535       03/29/11        977,198     2,477,238
Amit Kumar, Ph.D.         137,501(4)      9.9%         5.6535       03/29/11        501,600     1,259,172
                           39,600(5)      2.8%         8.5182       10/01/11         31,018       249,197

---------------
(1)    The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company's estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee's continued employment with the Company throughout the vesting period and option term, which factors are not reflected in this table.

(2) The option became exercisable for 45,838 shares on September 29, 2001 and the remainder will become exercisable in ten (10) successive equal quarterly installments upon the optionee's completion of each quarter of service from December 29, 2001.

(3) The option became exercisable for 45,838 shares on September 29, 2001 and the remainder will become exercisable in ten (10) successive equal quarterly installments upon the optionee's completion of each quarter of service from December 29, 2001.

(4) The option became exercisable for 22,925 shares on September 29, 2001 and the remainder will become exercisable in ten (10) successive equal quarterly installments upon the optionee's completion of each quarter of service from December 29, 2001.

(5) The option became exercisable for 6,600 shares on April 1, 2002 and the remainder will become exercisable in ten (10) successive equal quarterly installments upon the optionee's completion of each quarter of service beginning July 1, 2002.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during 2001 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2001 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND FISCAL YEAR-END OPTION VALUES
                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                        OPTIONS AT 2001         IN-THE-MONEY OPTIONS AT
                        SHARES                            YEAR-END(#)             2001 YEAR-END(1)($)
                      ACQUIRED ON      VALUE       --------------------------  --------------------------
NAME                  EXERCISE(#)  REALIZED(2)($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                  -----------  --------------  -----------  -------------  -----------  -------------
Paul R. Ryan            275,000      2,443,147        291,963       550,000       870,766     1,141,881
Robert L. Harris, II          0              0        239,257       519,744       380,662     1,141,881
Amit Kumar, Ph.D.             0              0        130,635       266,468       190,980       678,572

------------------
(1)    Represents the difference between the exercise price of the options and the average of the high and low prices of the Company's common stock on the Nasdaq National Market on December 31, 2001 of $11.19 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

EMPLOYMENT AGREEMENTS

         The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors currently consists of Messrs. Akin, de Boom and Frykman. None of these individuals was an officer or employee of the Company at any time during 2001 or at any other time. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1996 Stock Option Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

         The Company's executive compensation program consists of a mixture of base salary, cash bonuses and stock option awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

         The Compensation Committee will periodically review the individual base salaries of the executive officers, and adjust salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

         Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the stockholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the stockholders as well as provides an incentive to maximize stockholder value. Stock options have value for an employee only if the price of the Company's common stock increases above the exercise price, and the employee remains in the Company's employ for the period required for the stock to be exercisable, thus providing an incentive to remain in the Company's employ.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. Paul R. Ryan, the Company's Chairman and Chief Executive Officer, received an annual base salary of $257,568 and a bonus in the amount of $5,096 in 2001. The cash amount paid to Mr. Ryan in the form of base salary and bonus was recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above. The Board of Directors approved the Compensation Committee's recommendation.

         SECTION 162(m) OF THE INTERNAL REVENUE CODE. The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                  Respectfully Submitted by the Compensation
                                  Committee of the Board of Directors,

                                  THOMAS B. AKIN
                                  FRED A. DE BOOM
                                  EDWARD W. FRYKMAN

                             AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for 2001, which include the consolidated balance sheets of the Company as of December 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2001, and the notes thereto.

         COMPOSITION. The Audit Committee of the Board of Directors is comprised of three independent directors, as defined by Nasdaq National Market rules, and operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix A to the Company's 2001 proxy statement. The members of the Audit Committee are Fred A. de Boom (Chairman), Thomas B. Akin and Edward W. Frykman.

         RESPONSIBILITIES. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management has primary responsibility for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

         REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS. The Audit Committee has reviewed the Company's consolidated audited financial statements and met separately, and held discussions with, management and PricewaterhouseCoopers LLP, the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm's independence.

         CONCLUSION. Based upon the Audit Committee's discussions with management and the independent accountants, the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the SEC.

         REAPPOINTMENT OF INDEPENDENT AUDITORS. In February 2002 the Audit Committee recommended to the Board of Directors the reappointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.

         This report is submitted by the Audit Committee of the Board of Directors.

                                  THOMAS B. AKIN
                                  FRED A. DE BOOM
                                  EDWARD W. FRYKMAN

AUDIT AND RELATED FEES

         AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2001 and the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2001 were $293,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation fees for fiscal 2001.

         ALL OTHER FEES. The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2001 were $474,000. These services include tax compliance and consultations of $113,000, and fees for services traditionally performed by the independent auditors such as SEC filings of $361,000.

         The Audit Committee has determined that the provision of services rendered above for all other fees is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                             STOCK PERFORMANCE GRAPH

         The Stock Performance Graph depicted below shows a comparison of cumulative total shareholder returns for the Company, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotech Index.






                         [STOCK PERFORMANCE GRAPH HERE]





                                 1996          1997         1998          1999          2000         2001
                                 ----          ----         ----          ----          ----         ----
Acacia Research Corporation      $100          $107         $117          $798          $475         $325
Nasdaq Index                     $100          $122         $170          $315          $191         $151
Nasdaq Biotech Index             $100          $100         $144          $291          $358         $300


         The graph covers the period from December 31, 1996 to December 31, 2001. The graph assumes that $100 was invested on December 31, 1996 in the Company's common stock, and in each index, and that all dividends were reinvested. The Company has not paid or declared any cash dividends on its common stock. Stockholder returns over the indicated period should not be considered indicative of future stock prices or shareholder returns.

         The preceding Stock Performance Graph, Audit Committee Report and Compensation Committee Report are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings made by the Company under those statutes, the Stock Performance Graph, Audit Committee Report and Compensation Committee Report shall not be incorporated by reference into any such prior filings or into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

         Since January 1, 2001 there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than five percent (5%) of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's common stock. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2001, its directors, officers and holders of more than 10% of the Company's common stock complied with the requirements of Section 16(a), except for the late filing of a Form 3 by Amit Kumar, Ph.D. in connection with his appointment as Chief Executive Officer and President of CombiMatrix Corporation and by Clayton Haynes in connection with his appointment as Chief Financial Officer of the Company.

ANNUAL REPORT TO STOCKHOLDERS

         A copy of the Annual Report to Stockholders of the Company for the 2001 fiscal year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

         In accordance with a notice sent earlier this year to certain street-name stockholders who share a single address, we are sending only one annual report and proxy statement to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, they may telephone our Corporate Secretary at (949) 480-8300 or write to him at the address below. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the Secretary in the same manner.

FORM 10-K

         On March 27, 2002 the Company filed with the SEC an Annual Report on Form 10-K for the 2001 fiscal year. Stockholders may obtain a copy of the Form 10-K, free of charge, by writing to the Corporate Secretary, Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 2003 Annual Meeting must be received by the Company by January 14, 2003 to be considered for inclusion in the Company's proxy statement relating to that meeting. Stockholders desiring to present a proposal at the 2003 Annual Meeting but who do not desire to have the proposal included in the proxy materials distributed by the Company must deliver written notice of such proposal to the Company on or after January 14, 2003 and on or before February 13, 2003 or the persons appointed as proxies in connection with the 2003 Annual Meeting will have discretionary authority to vote on any such proposal.

April 15, 2002

                                     By Order of the Board of Directors,



                                     /S/ Robert A. Berman
                                     ------------------------------------------
                                     Robert A. Berman
                                     SENIOR VICE PRESIDENT OF BUSINESS
                                     DEVELOPMENT, GENERAL COUNSEL AND SECRETARY

                                  APPENDIX "A"
                                  ------------


                           ACACIA RESEARCH CORPORATION
                           ---------------------------

                             1996 STOCK OPTION PLAN
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
ARTICLE I       THE PLAN.......................................................1

  Section 1.1   Purpose........................................................1
  Section 1.2   Administration and Authorization; Power and Procedure..........1
  Section 1.3   Participation..................................................2
  Section 1.4   Shares Available for Awards....................................2
  Section 1.5   Grant of Awards................................................3
  Section 1.6   Award Period...................................................3
  Section 1.7   Exercise and Vesting of Awards.................................3
  Section 1.8   No Transferability.............................................3

ARTICLE II      KEY EMPLOYEE OPTIONS...........................................4

  Section 2.1   Grants.........................................................4
  Section 2.2   Option Price...................................................4
  Section 2.3   Limitations on Grant and Terms of Incentive Stock Options......5
  Section 2.4   Limits on 10% Holders..........................................5
  Section 2.5   Option Repricing/Cancellation and Regrant......................6

ARTICLE III     NON-EMPLOYEE DIRECTOR OPTIONS..................................6

  Section 3.1   Participation..................................................6
  Section 3.2   Annual Option Grants...........................................6
  Section 3.3   Option Price...................................................6
  Section 3.4   Option Period..................................................6
  Section 3.5   Exercise of Options............................................7
  Section 3.6   Termination of Directorship....................................7
  Section 3.7   Adjustments....................................................7
  Section 3.8   Acceleration Upon a Change in Control Event....................7

ARTICLE IV      OTHER PROVISIONS...............................................7

  Section 4.1   Rights of Eligible Persons, Participants and Beneficiaries.....7
  Section 4.2   Adjustments; Acceleration......................................8
  Section 4.3   Effect of Termination of Employment............................9
  Section 4.4   Compliance with Laws...........................................9
  Section 4.5   Tax Withholding................................................9
  Section 4.6   Plan Amendment, Termination and Suspension; Changes in Awards..9
  Section 4.7   Privileges of Stock Ownership.................................10
  Section 4.8   Effective Date of Plan........................................10
  Section 4.9   Term of the Plan..............................................10
  Section 4.10  Governing Law/Construction/Severability.......................10
  Section 4.11  Captions......................................................11
  Section 4.12  Effect of Change of Subsidiary Status.........................11
  Section 4.13  Non-Exclusivity of Plan.......................................11
  Section 4.14  No Restriction on Corporate Powers............................11
  Section 4.15  Effect on Other Benefits......................................11

ARTICLE V       DEFINITIONS...................................................11

  Section 5.1   Definitions...................................................11

                                      (i)

                           ACACIA RESEARCH CORPORATION
                           ---------------------------

                             1996 STOCK OPTION PLAN
                             ----------------------

         (as amended March 30, 1998 and October 6, 1999, March 28, 2000,
                July 3, 2000, October 24, 2000 and April 9, 2002)

                                   ARTICLE I

                                    THE PLAN
SECTION 1.1  PURPOSE.
             -------

         The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate and retain key employees, including officers, and directors of the Company and other eligible persons with rewards and incentives for high levels of individual performance and improved financial performance of the Company under the "Key Employee Program" in Article II, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under the "Non-Employee Director Program" in Article III. "Corporation" means Acacia Research Corporation and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms if not defined elsewhere in the text of this Plan, are defined in Article V.

SECTION 1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.
             -----------------------------------------------------

                  (a) COMMITTEE. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

                  (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

                           (i) to determine from among those eligible persons
the particular Eligible Persons who will receive any Awards;

                           (ii) to grant Awards to Eligible Persons, determine
the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

                           (iii) to approve the forms of Award Agreements (which
need not be identical either as to type of award or among Participants);


                           (iv) to construe and interpret this Plan and any
agreements defining the rights and obligations of the Company and any Eligible Person under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                           (v) to cancel, modify or waive the Corporation's
rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 4.6;

                           (vi) to accelerate or extend the exercisability or
extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

                           (vii) to make all other determinations and take such
other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

         Notwithstanding the foregoing, the provisions of Article III relating to Non-Employee Director Awards shall be non-discretionary, automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Article III will be the responsibility of the Board.

                  (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

                  (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under or with respect to this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                  (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

SECTION 1.3  PARTICIPATION.
             --------------

         Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors may be granted discretionary Awards in accordance with Article II in addition to any Nonqualified Stock Options granted automatically under the provisions of Article III.

SECTION 1.4  SHARES AVAILABLE FOR AWARDS.
             ---------------------------

         Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.


                  (a) NUMBER OF SHARES. The maximum aggregate number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan (including under Articles II and III) shall not exceed 5,400,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 5,180,000. Each of the foregoing numerical limits shall be subject to adjustments as contemplated by Section 4.2. The maximum number of shares of Common Stock that are issuable under Options that during any calendar year are granted to any Participant shall not exceed 440,000, subject to adjustments contemplated by Section 4.2.

                  (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. No Option may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares of Common Stock issuable at any time pursuant to such Option, plus (ii) the number of shares of Common Stock that have previously been issued pursuant to Options granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares subject to outstanding Awards shall be reserved for issuance. Shares of Common Stock that are subject to or underlie Options that expire or for any reason are canceled or terminated, fail to vest, or for any other reason are not delivered under this Plan will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent Options under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of any Option) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan.

SECTION 1.5  GRANT OF AWARDS.
             ---------------

         Subject to the express provisions of this Plan, the Committee will determine the terms and conditions of all Awards to Eligible Persons, the number of shares of Common Stock subject to each Award and the price to be paid for the shares subject to each Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

SECTION 1.6  AWARD PERIOD.
             ------------

         All Awards to Eligible Persons and all executory rights or obligations under the related Award Agreements shall expire on such date (if any) as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as provided herein or in the Award Agreements, provided that the Committee may specifically authorize in writing the deferred delivery of shares of Common Stock otherwise delivered under this Plan. The Committee from time to time may authorize by amendment to or waiver of the Award Agreements or otherwise, as to any number of Awards or all Awards to Eligible Persons, any extension or acceleration of benefits thereunder.

SECTION 1.7  EXERCISE AND VESTING OF AWARDS.
             -------------------------------

                  (a) PROVISIONS FOR EXERCISE. Except for grants issued pursuant to Article III of this Plan and unless the Committee otherwise provides, no Eligible Person's Award shall be exercisable until at least 6 months after the initial Award Date and, once exercisable, an Award shall remain exercisable until the expiration or earlier cancellation or termination of the Award.

                  (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with
Section 2.2(a) or 3.3, as the case may be, and Section 4.5 and any written statement required pursuant to Section 4.4.

                  (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee may, however, in the case of Eligible Persons determine in the Award Agreement or thereafter that cash, other securities, or other property will be paid or transferred in lieu of any factional share interests. No fewer than 100 shares may be required on exercise of an Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

SECTION 1.8  NO TRANSFERABILITY.
             ------------------

                  (a) LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

                  (b) EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Incentive Stock Options shall be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8(c)).

                  (c) FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

                           (i) transfers to the Corporation,

                           (ii) the designation of a beneficiary to receive
benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                           (iii) transfers pursuant to a QDRO order,

                           (iv) if the Participant has suffered a disability,
permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                           (v) the authorization by the Committee of "cashless
exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

                                   ARTICLE II

                              KEY EMPLOYEE OPTIONS

SECTION 2.1  GRANTS.
             ------

         One or more Options may be granted under this Article to any Eligible Person. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement. Notwithstanding the preceding sentence, Options granted to Other Eligible Persons shall only be Nonqualified Stock Options.

SECTION 2.2  OPTION PRICE.
             -------------

                  (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option granted under this Article shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Eligible Person Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

                  (b) PAYMENT PROVISIONS. No shares shall be delivered pursuant to the exercise of an Option granted under this Article until payment of the full purchase price of such shares is received by the Corporation at its principal office located at 500 Newport Center Drive, Newport Beach, California 92660, or at such other place as the Committee may specify from time to time. Payment methods may include any of the following, pursuant to such conditions and rules or procedures as may be established by the Committee from time to time or as may be set forth in the Award Agreement:

                           (i) In cash;

                           (ii) In shares of Common Stock already owned by the
Participant;

                           (iii) Partly in cash and partly in shares of Common
Stock already owned by the Participant; or

                           (iv) By delivery of a notice instructing the
Corporation to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Corporation equal to the purchase price; or

                           (v) To the extent an applicable Award Agreement so
provides, payment may be made in whole or in part by a promissory note executed by the recipient of an Award in favor of the Corporation, upon terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise of the Options granted by such Award in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements).

         Any shares used for payment pursuant to clause (ii) or (iii) above that were acquired by the Participant from the Corporation (pursuant to an option exercise or otherwise) shall have been held by the Eligible Person Participant for at least six months prior to such exercise date. Common Stock accepted as a payment shall be valued at the Fair Market Value of the Common Stock on the date of exercise.

                  (c) RELOAD OPTIONS. The Committee may provide in an Award Agreement that, effective as of the date of exercise by a Participant of all or part of an Option (the "Base Option") by delivering shares of Common Stock already owned by the Participant to the extent permitted by subsection (b)(ii) or (iii) above, the Eligible Person Participant shall be granted an additional Option (a "Reload Option") to purchase at the Fair Market Value on the date of such exercise and new grant, a number of shares of Common Stock equal to the number of whole shares (subject to reduction in the case of an outstanding Incentive Stock Option to the extent necessary to comply with the $100,000 limit set forth in Section 2.3(a)) used by the Participant to pay or toward the payment of the exercise price of the Base Option, provided the Participant at the time of such exercise is an Eligible Person. The Reload Option may be exercised between the date six months after its grant and the original date of expiration of the Base Option or such later time as the Committee may permit. The Reload Option shall be evidenced in the Award Agreement for the Base Option or by any other writing containing such terms and conditions as the Committee shall approve, which conditions may provide that upon the exercise of any Reload Option, an additional Reload Option may be granted with respect to the number of whole shares used to exercise the prior outstanding Reload Option. In no event, however, shall the aggregate number of additional shares authorized by Reload Option(s) exceed 50% of the maximum number of shares initially deliverable (subject to adjustments pursuant to Section 4.2(a)) on exercise of the Base Option.

SECTION 2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.
             ---------------------------------------------------------

                  (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" (as defined below) of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                  (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

                  (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

SECTION 2.4  LIMITS ON 10% HOLDERS.
             ----------------------

         No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option on the date of grant and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

SECTION 2.5  OPTION REPRICING/CANCELLATION AND REGRANT.
             ------------------------------------------

         Subject to Section 1.4 and Section 4.6 and the general limitations on Awards contained elsewhere in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

                                  ARTICLE III

                          NON-EMPLOYEE DIRECTOR OPTIONS

SECTION 3.1  PARTICIPATION.
             -------------

         Awards under this Article III shall be made only to Non-Employee Directors.

SECTION 3.2  ANNUAL OPTION GRANTS.
             --------------------

                  (a) TIME OF INITIAL AWARD. Subject to approval by the stockholders of the Corporation, persons who are Non-Employee Directors at the time of the Plan's adoption on April 16, 1996, and persons who are elected or appointed to the Board after April 16, 1996, on the date of such election, shall each be granted without further action a Nonqualified Stock Option to purchase 22,000 shares of Common Stock.

                  (b) SUBSEQUENT ANNUAL AWARDS. On the first business day in each calendar year following the approval of this Plan by the stockholders of the Corporation and during the term of this Plan, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 13,200 shares of Common Stock on each such date.

SECTION 3.3  OPTION PRICE.
             -------------

         The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The Award Date of Options granted under Section 3.2(a) shall, for purposes of determining the Option price, be April 16, 1996 with respect to Options granted to Non-Employee Directors as of that date, or the date such Option is granted upon election or appointment of the applicable director to the Board with respect to all other Options granted under Section 3.2(a). The purchase price of any shares purchased shall be paid in full at the time of each purchase either (i) in cash or by check of or on behalf of the Non-Employee Director, (ii) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option or (iii) partly in such shares and partly in cash; provided that if payments are made pursuant to clauses (ii) and (iii) above any shares used for such payment that were acquired from the Corporation (pursuant to an option exercise or otherwise) shall have been held by the Non-Employee Director Participant for at least six months prior to such exercise date.

SECTION 3.4  OPTION PERIOD.
             -------------

         Each option granted under this Article III and all rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

SECTION 3.5  EXERCISE OF OPTIONS.
             --------------------

         Each Option granted under this Article III shall become exercisable in equal quarterly installments over the 12-month period immediately following the Award Date, except (i) such Options granted pursuant to Section 3.2(a), which such Options shall be exercisable in full immediately upon grant and (ii) as provided in Section 3.8.

SECTION 3.6  TERMINATION OF DIRECTORSHIP.
             ---------------------------

         An Option granted pursuant to this Article shall, if exercisable on the date of a Non-Employee Director Participant's termination of service as a director, remain exercisable only for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. Any Option granted pursuant to Section 3.2 hereof held by such Non-Employee Director Participant which is not exercisable on the date of termination of service shall terminate.

SECTION 3.7  ADJUSTMENTS.
             -----------

         Options granted under this Article III shall be subject to adjustment as provided in Section 4.2, but only to the extent that such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on stockholders generally).

SECTION 3.8  ACCELERATION UPON A CHANGE IN CONTROL EVENT.
             -------------------------------------------

         Upon the occurrence of a Change in Control Event, each Option granted under Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article III (a) is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event in which the Corporation does not survive and (b) no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                                   ARTICLE IV

                                OTHER PROVISIONS

SECTION 4.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.
             ----------------------------------------------------------

                  (a) EMPLOYMENT STATUS. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

                  (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment or service of such person, with or without cause. Nothing in this Section 4.1(b), however, shall adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

                  (c) PLAN NOT FUNDED. This Plan is not subject to Title 1 of ERISA and is not funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

SECTION 4.2  ADJUSTMENTS; ACCELERATION.
             --------------------------

                  (a) ADJUSTMENTS. Subject to Section 4.2(e), upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

                           (i) in any of such events, proportionately adjust any
or all of (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Options (including the specific maximum and numbers of shares set forth elsewhere in this Plan),
(2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (3) the exercise price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

                           (ii) in the case of a reclassification,
recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

                  In this context, the Committee may not make adjustments that would disqualify Options as Incentive Stock Options without the written consent of holders of Incentive Stock Options materially adversely affected thereby.

                  In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

                  (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Subject to
Section 4.2(e) and unless prior to a Change in Control Event the Board determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event, each Option will become immediately vested and exercisable.

                  The Board may override the limitations on acceleration in this
Section 4.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Board may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Board to occur (subject to Sections 4.2(d) and 4.2(e)) not greater than 30 days before or only upon the consummation of the event.

                  (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option has been fully accelerated as permitted by Section 4.2(b) but is not exercised in connection with or prior to (1) a dissolution of the Corporation,
(2) an event described in Section 4.2(a) that the Corporation does not survive, or (3) a Change in Control Event approved by the Board, the Option shall terminate if the Board has expressly provided through a plan of reorganization or otherwise for the substitution, assumption, exchange or other settlement of the Option. If the exercisability of an Option has been timely accelerated in any of the circumstances in (1) through (3) above but the Option is not exercised and no provision has been made for a substitution, assumption, exchange or other settlement, the Option shall terminate upon the occurrence of the event.

                  (d) POSSIBLE RESCISSION OF ACCELERATION. If the vesting of an Option has been accelerated in anticipation of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Options.

                  (e) POOLING EXCEPTION. Any discretion with respect to the events addressed in this Section 4.2, including any acceleration of vesting, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

SECTION 4.3  EFFECT OF TERMINATION OF EMPLOYMENT.
             ------------------------------------

         The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or services on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

SECTION 4.4  COMPLIANCE WITH LAWS.
             ---------------------

         This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money or the use or application of shares under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. Any securities delivered under this Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

SECTION 4.5  TAX WITHHOLDING.
             ---------------

         Upon any exercise, vesting, or payment of any Award or, if they require upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Beneficiary) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may require or allow any Eligible Person Participant to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) that number of shares valued at their then Fair Market Value to satisfy such withholding obligation. In no event will the value of any shares withheld or reacquired to satisfy applicable withholding obligations exceed the minimum amount of required withholding under applicable law.

SECTION 4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION; CHANGES IN AWARDS.
             -------------------------------------------------------------

                  (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

                  (b) STOCKHOLDER APPROVAL. To the extent required under Sections 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                  (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Person Participant, his or her rights and benefits under an Award.

                  (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any then outstanding Award granted under this Plan. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

SECTION 4.7  PRIVILEGES OF STOCK OWNERSHIP.
             -----------------------------

         A Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her, other than benefits incident to the disposition of shares upon due exercise of an Option consistent with the terms of this Plan. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to the date of delivery of shares on exercise of an Award.

SECTION 4.8  EFFECTIVE DATE OF PLAN.
             ----------------------

         This Plan is effective as of April 16, 1996, the date of initial Board approval, and was approved by the stockholders on May 14, 1996. The first amendment to the Plan is effective as of March 30, 1998, the date of Board approval, and was approved by the stockholders on April 24, 1998. The second amendment to the Plan is effective as of October 6, 1999, the date of Board approval and was approved by the stockholders on December 9, 1999. The third amendment to the Plan is effective as of March 28, 2000, the date of Board approval, and was approved by the stockholders on May 16, 2000. The fourth amendment to the Plan is effective as of July 3, 2000, the date of Board approval. The fifth amendment to the Plan is effective October 24, 2000, the date of Board approval. The sixth amendment to the Plan is effective as of April 9, 2002, the date of Board approval, subject to stockholder approval by June 30, 2002.

SECTION 4.9  TERM OF THE PLAN.
             ----------------

         No Award shall be granted more than ten years after the initial effective date of the Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such termination date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

SECTION 4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.
              ----------------------------------------

                  (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

                  (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                  (c) PLAN CONSTRUCTION. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16(b) of the Exchange Act satisfies the applicable requirements of Rule 16b-3 thereunder so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded. It is the further intent of the Company that Options granted to a person subject to Section 162(m) of the Code with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

SECTION 4.11  CAPTIONS.
              --------

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 4.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.
              --------------------------------------

         If an entity ceases to be a Subsidiary, for purposes of this Plan and any Award hereunder, a termination of employment of each employee of such Subsidiary who does not continue as an employee of another entity within the Company shall be deemed to have occurred.

SECTION 4.13  NON-EXCLUSIVITY OF PLAN.
              ------------------------

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

SECTION 4.14  NO RESTRICTION ON CORPORATE POWERS.
              ----------------------------------

         The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

SECTION 4.15  EFFECT ON OTHER BENEFITS.
              ------------------------

         Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Corporation or Subsidiary plan.

                                   ARTICLE V

                                   DEFINITIONS

SECTION 5.1  DEFINITIONS.
             -----------

                  (a) "Award" shall mean an award of any Option authorized by and granted under this Plan.

                  (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

                  (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award, or in the case of Non-Employee Director Awards under Article III, the date of automatic grant under Article III.

                  (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

                  (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

                  (f) "Board" shall mean the Board of Directors of the Corporation.

                  (g) "Change in Control Event" means any of the following:

                           (i) Approval by the stockholders of the Corporation
of the dissolution or liquidation of the Corporation;

                           (ii) Consummation of a merger, consolidation, or
other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination; (2) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination.

                           (iii) Any "Person" (as such term is used in Sections
13(d) and 14(d) of the Exchange Act other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company, (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or
(4) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (ii) above; or

                           (iv) During any period not longer than two
consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

                  (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (i) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the

Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

                  (j) "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

                  (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

                  (l) "Corporation" shall mean Acacia Research Corporation, a Delaware corporation, and its successors.

                  (m) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

                  (n) "Eligible Person" shall mean an officer, a key executive, or an administrative, managerial, production, marketing or sales employee of the Company, whether or not such person is a director, or an Other Eligible Person.

                  (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (q) "Excluded Person" means (i) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (ii) the Company, (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

                  (r) "Fair Market Value" shall mean (i) if the Common Stock is listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Common Stock on such exchange on the applicable date of determination, or, if no such sales were made on such date on such exchange, then by such method as of the last date prior thereto on which sales were made, or (ii) if the Common Stock is not listed and registered on any national securities exchange, the simple average of the bid and ask prices per share of Common Stock in the over-the-counter market at the end of the applicable date of determination, or, if for any reason no such quotations are available, then by such other method as the Committee, in its sole discretion, shall determine to be appropriate on such date of determination.

                  (s) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                  (t) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code. Options granted under Article III shall be Nonqualified Stock Options.

                  (u) "Non-Employee Director" shall mean a person who is, as of the applicable date of determination for an award under Article III, (i) a member of the Board of Directors of the Corporation and not an officer or employee of the Company or any affiliate, and (ii) eligible to serve on the Committee.

                  (v) "Option" shall mean an option to purchase Common Stock under this Plan.

                  (w) "Other Eligible Person" shall mean any member of the Board, or other individual (to the extent provided in the next sentence) consultant, agent, or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee consultant, agent, or advisor may be granted an Award only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Corporation or
(2) the Corporation's compliance with any other applicable laws.

                  (x) "Participant" shall mean a person who has been granted or has received an Award under this Plan.

                  (y) "Plan" shall mean this 1996 Stock Option Plan.

                  (z) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder or other decree accorded relief from transfer restrictions under Rule 16b-3.

                  (aa) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

                  (bb) "Section 16 Person" shall mean a person subject to
Section 16(a) of the Exchange Act.

                  (cc) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

PROXY                      ACACIA RESEARCH CORPORATION                     PROXY
                   ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF ACACIA RESEARCH CORPORATION

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Paul R. Ryan and Robert A. Berman and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of Acacia Research Corporation (the "Company") held of record by the undersigned on March 29, 2002, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held May 14, 2002, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

         THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.

                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)


The Board of Directors recommends a vote FOR the nominees listed below and a vote FOR each of the listed proposals.

(1) To elect two directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
     Nominees:  Thomas B. Akin and Edward W. Frykman.
         [ ] FOR all nominees listed above (except as marked to the contrary below.)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
             (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

         -------------------------------------  --------------------------------

(2) To ratify an amendment to the Company's 1996 Stock Option Plan to increase the number of shares available for issuance under the plan by 1,000,000 shares.
           [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

(3) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002.
           [ ] FOR                  [ ] AGAINST                      [ ] ABSTAIN

(4) To transact such other business as may properly come before the Annual Meeting or at any postponements or adjournments thereof. As to such matters, the undersigned hereby confers discretionary authority and authorizes the proxyholders to vote the proxies cumulatively in their discretion if cumulative voting is in effect.

                         Dated: ________________________________________________

                         (Please Print Name) ___________________________________

                         (Signature of Holder of Common Stock) _________________

                         (Additional Signature if Held Jointly) ________________

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.